OPTION AGREEMENT


THIS AGREEMENT is dated for reference the 28th day of June, 2002.
--------------

BETWEEN:
--------

                    DIAMANT RESOURCES LTD.
                    a British Columbia company with an address at 1066 West Hastings Street, #1880, Vancouver, B.C.


                    (the "Optionor")                         OF THE FIRST PART

AND:
----

                    VIPC.COM
                    --------
                    a Nevada corporation with its registered address at 3675 Pecos McLeod, Suite 1400, Las Vegas, Nevada.

                    ("VIPC")                                 OF SECOND PART

WHEREAS:
--------

A. The Optionor is the owner of an undivided 100% right, title interest in and to certain Mining Claims more particularly described on (Schedule "A") attached to this Agreement;

B. VIPC wishes to acquire the option to acquire a 50% interest in the Optionor's property on the terms and subject to the conditions contained in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and
--------------------------------------
the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:


1.     DEFINITIONS

1.1 In this Agreement, the following terms will have the meaning set forth below:

(A) "Exploration and Development" means any and all activities comprising or undertaken in connection with the exploration and development of the Property, the construction of a mine and mining facilities on or in proximity to the Property and placing the Property into commercial production;

(B)    "Property" means and includes:

(i) the mining claims in the Fort St. John region of the listed in Schedule A to this Agreement; and

(ii) all rights and appurtenances pertaining to the mining claims listed in Schedule A, including all water and water rights, rights of way, and easements, both recorded and unrecorded, to which the Optionor is entitled;

(C) "Property Expenditures" means all reasonable and necessary monies expended on or in connection with Exploration and Development as determined in accordance with generally accepted accounting principles including, without limiting the generality of the foregoing:

(i) the cost of entering upon, surveying, prospecting and drilling on the Property;

(ii) the cost of any geophysical, geochemical and geological reports or surveys relating to the Property;

(iii) all filing and other fees and charges necessary or advisable to keep the Property in good standing with any regulatory authorities having jurisdiction;

(iv) all rentals, royalties, taxes (exclusive of all income taxes and mining taxes based on income and which are or may be assessed against any of the parties hereto) and any assessments whatsoever, whether the same constitute charges on the Property or arise as a result of the operation thereon;

(v) the cost, including rent and finance charges, of all buildings, machinery, tools, appliances and equipment and related capital items that may be erected, installed and used from time to time in connection with Exploration and Development;

(vi)   the  cost  of   construction   and  maintenance  of  camps  required  for
Exploration and Development;

(vii) the cost of transporting persons, supplies, machinery and equipment in connection with Exploration and Development;

(viii) all wages and salaries of persons engaged in Exploration and Development and any assessments or levies made under the authority of any regulatory body having jurisdiction with respect to such persons or supplying food, lodging and other reasonable needs for such persons;

(ix) all costs of consulting and other engineering services including report preparation;

(x) the cost of compliance with all statutes, orders and regulations respecting environmental reclamation, restoration and other like work required as a result of conducting Exploration and Development; and

(xi) all costs of searching for, digging, working, sampling, transporting, mining and procuring diamonds, other minerals, ores, and metals from and out of the Property;

2.1 The Optionor hereby grants to VIPC the exclusive right and option to acquire an undivided 50% right, title and interest in and to the Property (the "Option") for total consideration consisting of cash payments to the Optionor totalling Cdn. $10,000.00 provided VIPC will pay for the incurrence of Property Expenditures to be made as follows:

(A) on the 30th day of June 2002 the payment to the Optionor of the sum of Cdn.$5,000.00;

(B) on the 30th day of July 2003, the payment to the Optionor of the sum of Cdn. $5,000.00;

(C) by July, 25th 2002, the incurrence of Property Expenditures will be borne by VIPC;

VIPC will prepare and expend for a geological report on the Property (the "Geological Report"). If the Geological Report is acceptable to VIPC, then VIPC will negotiate with the Optionor to purchase the Mineral Claims outright. If the Geological Report is not acceptable to VIPC, then VIPC will give notice of termination of this Agreement to the Optionor.

2.2 Upon making the cash payments and performing the Property Expenditures as specified in Paragraph 2.1, VIPC shall have acquired an undivided 50% right, title and interest in and to the Property.

2.3 This Agreement is an option only and the doing of any act or the making of any payment by VIPC shall not obligate VIPC to do any further acts or make any further payments.


3.     TRANSFER OF TITLE

3.1 Upon execution of this Agreement, VIPC shall be entitled to record this Agreement against title to the Property.

3.2 Upon making the cash payments and performing the Property Expenditures as specified in Paragraph 2.1, the Optionor shall deliver to VIPC a duly executed bill of sale or quit claim deed and such other executed documents of transfer as required, in the opinion of VIPC's lawyers, for the transfer of an undivided 50% interest in the Property to VIPC.


4.     JOINT VENTURE

4.1 Upon VIPC acquiring an interest in the Property pursuant to paragraph 2.1, the Optionor and VIPC agree to join and participate in a single purpose joint venture (the "Joint Venture") for the purpose of further exploring and developing and, if economically and politically feasible, constructing and operating a mine on the Property. The Joint Venture shall be a fair and amicable agreement between the parties.


5.     RIGHT OF ENTRY

5.1 During the currency of this Agreement, VIPC, its servants, agents and workmen and any persons duly authorised by VIPC, shall have the right of access to and from and to enter upon and take possession of and prospect, explore and develop the Property in such manner as VIPC in its sole discretion may deem advisable for the purpose of incurring Property Expenditures as contemplated by
Section 2, and shall have the right to remove and ship therefrom ores, minerals, metals, or other products recovered in any manner therefrom.


6.     COVENANTS OF VIPC

6.1    VIPC covenants and agrees that:

(A)    during the term of this Agreement,  VIPC shall keep the Property clear of
all  liens,   encumbrances  and  other  charges  and  shall  keep  the  Optionor indemnified in respect thereof;

(B) VIPC shall carry on all operations on the Property in a good and workmanlike manner and in compliance with all applicable governmental regulations and restrictions including but not limited to the posting of any reclamation bonds as may be required by any governmental regulations or regulatory authorities;

(C) during the term of the option herein, VIPC shall pay or cause to be paid any rates, taxes, duties, royalties, workers' compensation or other assessments or fees levied with respect to its operations thereon and in particular VIPC shall pay the yearly claim maintenance payments necessary to maintain the claims in good standing for the term of the option;

(D) VIPC shall maintain books of account in respect of its expenditures and operations on the Property and, upon reasonable notice, shall make such books available for inspection by representatives of the Optionor, if so requested;

(E) VIPC shall allow any duly authorised agent or representative of the Optionor, to inspect the Property at reasonable times and intervals and upon reasonable notice given to VIPC, provided however, that it is agreed and understood that any such agent or representative shall be at his own risk in respect of, and VIPC shall not be liable for, any injury incurred while on the Property, howsoever caused;

(F) VIPC shall allow the Optionor access at reasonable times to all maps, reports, sample results and other technical data prepared or obtained by VIPC in connection with its operations on the Property;

(G) VIPC shall indemnify and save the Optionor harmless of and from any and all costs, claims, loss and damages whatsoever incidental to or arising out of any work or operations carried out by or on behalf of VIPC on the Property, including any liability of an environmental nature.


7.     REPRESENTATIONS AND WARRANTIES

7.1    The Optionor hereby represents and warrants that:

(A) the Property is in good standing with all regulatory authorities having jurisdictions and all required claim maintenance payments have been made;

(B) it has not done anything whereby the mineral claims comprising the Property may be in any way encumbered;

(C) it has full corporate power and authority to enter into this Agreement and the entering into of this Agreement does not conflict with any applicable laws or with its charter documents or any contract or other commitment to which it is party; and

(D) the execution of this Agreement and the performance of its terms have been duly authorised by all necessary corporate actions including the resolution of its Board of Directors.

7.2    VIPC hereby represents and warrants that:

(A) it has full corporate power and authority to enter into this Agreement and the entering into of this Agreement does not conflict with any applicable laws or with its charter documents or any contract or other commitment to which it is party; and

(B) the execution of this Agreement and the performance of its terms have been duly authorised by all necessary corporate actions including the resolution of its Board of Directors.


8.     ASSIGNMENT

8.1 With the consent of the other party, which consent shall not be unreasonably withheld, VIPC and the Optionor has the right to assign all or any part of its interest in this Agreement and or in the Property, subject to the terms and conditions of this Agreement. It shall be a condition precedent to any such assignment that the assignee of the interest being transferred agrees to be bound by the terms of this Agreement, insofar as they are applicable.


9.     CONFIDENTIALITY OF INFORMATION

9.1 Each of VIPC and the Optionor shall treat all data, reports, records and other information of any nature whatsoever relating to this Agreement and the Property as confidential, except where such information must be disclosed for public disclosure requirements of a public company.


10.    TERMINATION

10.1 Until such time as VIPC has acquired an undivided 50% interest in the Property pursuant to Section 2, this Agreement shall terminate upon any of the following events:

(A) upon the failure of VIPC to make a payment or incur Property Expenditures required by and within the time limits prescribed by Paragraph 2.1;

(B) in the event that VIPC, not being at the time in default under any provision of this Agreement, gives 30 day's written notice to the Optionor of the termination of this Agreement;

(C) in the event that VIPC shall fail to comply with any of its obligations hereunder, other than the obligations contained in Paragraph 2.1, and subject to Paragraph 11.1, and within 30 days of receipt by VIPC of written notice from the Optionor of such default, VIPC has not:

(i) cured such default, or commenced proceedings to cure such default and prosecuted same to completion without undue delay; or

(ii)   given the Optionor notice that it denies that such default has occurred.

(D) delivery of notice of termination by VIPC pursuant to Paragraph 2.1 in the event the Geological Report is not acceptable;

In the event that VIPC gives notice that it denies that a default has occurred, VIPC shall not be deemed in default until the matter shall have been determined finally through such means of dispute resolution as such matter has been subjected to by either party.

10.2   Upon termination of this Agreement under Paragraph 10.1, VIPC shall:

(A) transfer any interest in title to the Property, in good standing to the Optionor free and clear of all liens, charges, and encumbrances;

(B) turn over to the Optionor copies of all maps, reports, sample results, contracts and other data and documentation in the possession of VIPC or, to the extent within VIPC's control, in the possession of its agents, employees or independent contractors, in connection with its operations on the Property; and

(C) ensure that the Property is in a safe condition and complies with all environmental and safety standards imposed by any duly authorised regulatory authority.

10.3 Upon the termination of this Agreement under Paragraph 10.1, VIPC shall cease to be liable to the Optionor in debt, damages or otherwise save for the performance of those of its obligations, which theretofore should have been performed, including those obligations in Paragraph 10.2.

10.4 Upon termination of this Agreement, VIPC shall vacate the Property within a reasonable time after such termination, but shall have the right of access to the Property for a period of six months thereafter for the purpose of removing its chattels, machinery, equipment and fixtures.

11.    FORCE MAJEURE

11.1 The time for performance of any act or making any payment or any expenditure required under this Agreement shall be extended by the period of any delay or inability to perform due to fire, strikes, labour disturbances, riots, civil commotion, wars, acts of God, any present or future law or governmental regulation, any shortages of labour, equipment or materials, or any other cause not reasonably within the control of the party in default, other than lack of finances.


12.    REGULATORY APPROVAL

12.1 If this Agreement is subject to the prior approval of any securities regulatory bodies, then the parties shall use their best efforts to obtain such regulatory approvals.


13.    NOTICES

13.1 Any notice, election, consent or other writing required or permitted to be given hereunder shall be deemed to be sufficiently given if delivered or mailed postage prepaid or if given by telegram, telex or telecopier, addressed as follows:

In the case of the Optionor:            DIAMANT RESOURCES LTD.
                                        1880 - 1066 WEST HASTINGS ST.
                                        -----------------------------
                                        VANCOUVER, B.C.  V6E 3X1
                                        -----------------------------
                                        Canada
                                        Telecopier:  (604) 724-1500
                                                           --------

In the case of VIPC:                    VIPC . COM
                                        3675 Pecos McLeod,
                                        Suite 1400, Las Vegas
                                        Nevada

                                        Telecopier:  (604) 584-1896

and any such notice given as aforesaid shall be deemed to have been given to the parties hereto if delivered, when delivered, or if mailed, on the third business day following the date of mailing, or, if telegraphed, telexed or telecopied, on the same day as the telegraphing, telexing or telecopying thereof PROVIDED HOWEVER that during the period of any postal interruption in Canada or the USA any notice given hereunder by mail shall be deemed to have been given only as of the date of actual delivery of the same. Any party may from time to time by notice in writing change its address for the purposes of this Paragraph.


14.    GENERAL TERMS AND CONDITIONS

14.1 The parties hereto hereby covenant and agree that they will execute such further agreements, conveyances and assurances as may be requisite, or which counsel for the parties may deem necessary to effectually carry out the intent of this Agreement.

14.2 This Agreement shall constitute the entire agreement between the parties with respect to the Property. No representations or inducements have been made save as herein set forth. No changes, alterations or modifications of this Agreement shall be bonding upon either party until and unless a memorandum in writing to such effect shall have been signed by all parties hereto. This Agreement shall supersede all previous written, oral or implied understandings between the parties with respect to the matters covered hereby.

14.3   Time shall be of the essence of this Agreement.

14.4 The titles to the sections in this Agreement shall not be deemed to form part of this Agreement but shall be regarded as having been used for convenience of reference only.

14.5 Unless otherwise noted, all currency references contained in this Agreement shall be deemed to be references to United States funds.

14.6 Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision shall be prohibited by or be invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

14.7 The Schedules to this Agreement shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

14.8 Defined terms contained in this Agreement shall have the same meanings where used in the Schedule.

14.9 This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

14.10 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

             THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY

WITNESS WHEREOF this Agreement has been executed by the Parties hereto as of the
---------------
day and year first above written.


DIAMANT RESOURCES LTD.
by its authorised signatory:


/s/ Andrew Reid
------------------------------------
Signature of Authorised Signatory


ANDREW REID
------------------------------------
Name of Authorised Signatory


President
------------------------------------
Position of Authorised Signatory



VIPC VENTURES, INC.
by its authorised signatory:


/s/ Andrew Reid
------------------------------------
Signature of Authorised Signatory


ANDREW REID
------------------------------------
Name of Authorised Signatory


President
------------------------------------
Position of Authorised Signatory


                THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY

                                  SCHEDULE "A"

                              PROPERTY DESCRIPTION



Beatton Claim Group
-------------------


The Beatton claims lie over a portion of the North American Craton on the Nova Domain. Field trips have confirmed the presence of garnet covered beaches on the Beatton River. Geochemistry is encouraging for exploration, because eclogitic diamond inclusion field garnets and pyroxenes, whole crystal garnet, Kimberlite I suite accessory minerals, are evident in close proximity to a magnetic anomaly. The claims consist of 72 Units.


Alces Claim Group
-----------------


The Alces claims straddle an inferred deep basement fault. The kimberlitic indicator G-9 garnets and the diamond indicator pyroxenes found in pits on the edge of the Alces River channel indicate that there is likely a kimberlitic, lamprophyric or lamproitic intrusive in the area. Diopsides (CP-2) and chrome diopsides (CP-5) have been derived from samples. These minerals traditionally do not survive in the gravel depositional environment for more than a few kilometres. The claims consist of 125 Units.





List of Claims
--------------

Claim Name     |  Claim Number
------------------------------
Beatton 1           240542
Beatton 2           240960
Beatton 3           240961
Beatton 4           240962
Alces 1             240791
Alces 2             240792
Alces 3             240793
Alces 4             240794
Alces 5             240795
Alces 6             240796
Alces 7             699172M
Alces 8             699173M
Alces 9             699174M
Alces 10            699175M
Alces 11            669178M




         THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY